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                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D. C.  20549
                               FORM 8-K
                PURSUANT TO SECTION 13 OR 15(D) OF THE
                   SECURITIES EXCHANGE ACT OF 1934
    Date of Report (Date of earliest event reported):  May 5, 1999
                        CV THERAPEUTICS, INC.
        (Exact name of registrant as specified in its charter)
                               DELAWARE
            (State or other jurisdiction of incorporation)

                0-21643                                         43-1570294

         (Commission File No.)                       (IRS Employer Identification No.)

                          3172 PORTER DRIVE
                         PALO ALTO, CA  94304
        (Address of principal executive offices and zip code)
  Registrant's telephone number, including area code: (650) 812-0585


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ITEM 5.  OTHER EVENTS.
On May 5, 1999, CV Therapeutics entered into a commercial arrangement with Quintiles Transnational Corp. to commercialize CV
Therapeutics' ranolazine, which is further described in the press release filed as an exhibit hereto.

ITEM 7.  EXHIBITS.

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
99.1       Press Release, dated as of May 11, 1999 entitled "CV Therapeutics Announces
           Agreement with Innovex to Commercial Ranolazine."


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                              SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                CV THERAPEUTICS,  INC.


Dated:  May 17, 1999            By:  /s/ Louis G. Lange, M.D., Ph.D.
                                Its:  Chairman and CEO